© 2016 BMC. All Rights Reserved. BMC STOCK HOLDINGS, INC. INVESTOR PRESENTATION August 2016

CLICK TO EDIT TITLE DISCLAIMER 2 Forward-Looking Statements This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this document may include, without limitation, statements regarding sales growth, price changes, earnings performance, strategic direction and the demand for our products. Forward-looking statements are typically identified by words or phrases such as "may," "might," "predict," "future," "seek to," "assume," "goal," "objective," "continue," "will," "could," "should," "would," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "prospects," "guidance," "possible," "predict," "propose," "potential" and "forecast," or the negative of such terms and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties, many of which are outside BMC’s control. BMC cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement; therefore, investors and shareholders should not place undue reliance on such statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the recently completed merger (the “Merger”) of Stock Building Supply Holdings, Inc. (“SBS” or “Legacy SBS”) with Building Materials Holding Corporation (“Legacy BMC”), including future financial and operating results, plans, objectives, expectations and intentions, and other statements that are not historical facts. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: the risk that the Legacy SBS and Legacy BMC businesses will not be integrated successfully or that such integration will take longer, be more difficult, time-consuming or costly to accomplish than expected; the risk that the cost savings and any other synergies from the Merger may not be fully realized or may take longer to realize than expected; disruption from the Merger may make it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on Merger-related issues; general worldwide economic conditions and related uncertainties; changes in the markets for BMC's business segments; unanticipated downturns in business relationships with customers; competitive pressures on the Company's sales and pricing; increases in the cost of material, energy and other production costs, or unexpected costs that cannot be recouped in product pricing; the introduction of competing technologies; unexpected technical or marketing difficulties; unexpected claims, charges, litigation or dispute resolutions; the effect of changes in governmental regulations; and other factors discussed or referred to in the "Risk Factors" section of BMC's most recent Annual Report on Form 10-K filed with the SEC on March 15, 2016, and our subsequent quarterly 10-Q filings with the SEC. All such factors are difficult to predict and are beyond BMC's control. All forward-looking statements attributable to BMC or persons acting on BMC's behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and BMC undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Basis of Presentation The Merger was accounted for as a “reverse acquisition” under the acquisition method of accounting, with Legacy SBS treated as the legal acquirer and Legacy BMC treated as the acquirer for accounting purposes. As such, the Company has accounted for the Merger by using Legacy BMC historical information and accounting policies and adding the assets and liabilities of Legacy SBS as of the completion date of the Merger at their estimated fair values. As a result, current year results reported pursuant to U.S. generally accepted accounting principles (“GAAP”) are not comparable to prior periods.

CLICK TO EDIT TITLE NON-GAAP (ADJUSTED) FINANCIAL MEASURES 3 Adjusted net sales, Adjusted gross profit, Adjusted EBITDA, Adjusted net income (loss) and Adjusted net debt are intended as supplemental measures of the Company’s performance that are not required by, or presented in accordance with, GAAP. The Company believes that Adjusted net sales, Adjusted gross profit, Adjusted EBITDA, Adjusted net income (loss) and Adjusted net debt provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and operating results. • Adjusted net sales is defined as BMC net sales plus pre-Merger SBS net sales. • Adjusted gross profit is defined as BMC gross profit plus pre-Merger SBS gross profit and inventory step-up charges. • Adjusted EBITDA is defined as BMC net income (loss) plus pre-Merger SBS income (loss) from continuing operations, interest expense, income tax expense (benefit), depreciation and amortization, Merger and integration costs, restructuring expense, inventory step-up charges, non-cash stock compensation expense, headquarters relocation expense, insurance deductible reserve adjustment and fire casualty loss, loss portfolio transfer, acquisition costs and other items an impairment of assets. • Adjusted EBITDA margin is defined as Adjusted EBITDA divided by net sales or Adjusted net sales. • Adjusted net income (loss) defined as BMC net income (loss) plus pre-Merger SBS income (loss) from continuing operations, Merger-related costs, non-cash stock compensation expense, headquarters relocation expense, insurance deductible reserve adjustment and other items, and after tax effecting those items. • Adjusted net debt is defined as long-term debt plus capital lease obligations, including current and long-term portions, and interest payable less cash and cash equivalents. Company management uses Adjusted net sales, Adjusted gross profit, Adjusted EBITDA, Adjusted net income (loss) and Adjusted net debt for trend analyses, for purposes of determining management incentive compensation and for budgeting and planning purposes. Adjusted net sales, Adjusted gross profit and Adjusted EBITDA are used in monthly financial reports prepared for management and the board of directors. The Company believes that the use of Adjusted net sales, Adjusted gross profit, Adjusted EBITDA, Adjusted net income (loss) and Adjusted net debt provide additional tools for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other distribution and retail companies, which may present similar non-GAAP financial measures to investors. However, the Company’s calculation of Adjusted net sales, Adjusted gross profit, Adjusted EBITDA, Adjusted net income (loss) and Adjusted net debt are not necessarily comparable to similarly titled measures reported by other companies. Company management does not consider Adjusted net sales, Adjusted gross profit, Adjusted EBITDA, Adjusted net income (loss) and Adjusted net debt in isolation or as alternatives to financial measures determined in accordance with GAAP. The principal limitation of Adjusted EBITDA and Adjusted net income (loss) is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. Some of these limitations are: (i) Adjusted EBITDA and Adjusted net income (loss) do not reflect changes in, or cash requirements for, working capital needs; (ii) Adjusted EBITDA does not reflect interest expense, or the requirements necessary to service interest or principal payments on debt; (iii) Adjusted EBITDA does not reflect income tax expenses or the cash requirements to pay taxes; (iv) Adjusted net income (loss) and Adjusted EBITDA do not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments; (v) although depreciation and amortization charges are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future and Adjusted EBITDA and Adjusted net income (loss) do not reflect any cash requirements for such replacements and (vi) Adjusted net income (loss) and Adjusted EBITDA do not consider the potentially dilutive impact of issuing non-cash stock-based compensation. In order to compensate for these limitations, management presents Adjusted net sales, Adjusted gross profit, Adjusted EBITDA, Adjusted net income (loss) and Adjusted net debt in conjunction with GAAP results. Readers should review the reconciliations of net sales to Adjusted net sales, gross profit to Adjusted gross profit, net income (loss) to Adjusted EBITDA and Adjusted net income (loss), and Adjusted net debt included in the Appendix, and should not rely on any single financial measure to evaluate the Company’s business.

CLICK TO EDIT TITLE BMC INVESTMENT HIGHLIGHTS A MARKET LEADER FOR GROWTH 4 Market leader with national scale and local expertise Strategic footprint in highly attractive long-term growth markets Extensive value-added product and service capabilities support share gains Low cost, high service integrated supply chain and diverse customer base Strong balance sheet that supports growth Highly fragmented industry poised for continued recovery Significant synergies to be realized from Legacy BMC and SBS combination

© 2016 BMC. All Rights Reserved. COMPANY OVERVIEW 1

CLICK TO EDIT TITLE BMC COMPANY SNAPSHOT NASDAQ LISTED: BMCH 6 2015 Product & Service Mix (2)  A leading national building solutions provider with $3.0 billion of Adjusted net sales(1) and $170 million of Adjusted EBITDA(1) for the last twelve months (“LTM”) ended June 2016  Locations in 17 states representing 63% of 2015 single- family building permits  Significant market presence in 42 attractive metropolitan areas  Focus on differentiated, value-added products and services that meet critical industry needs  Proven growth track record (~28% Adjusted EBITDA CAGR since 2013) with significant future opportunities as housing market expands Design Services Component Manufacturing Millwork Manufacturing Turnkey Solutions 90 Distribution Yards 34 Truss & Structures Operations 47 Millwork Operations Installation Services Design Centers & Showrooms eBusiness Platform Logistics, Services & eCommerce Distribution Services Other Bldg. Products & Services 26% Lumber & Sheet Goods 31% Millwork, Doors & Windows 28% Structural Components 15% 1. See Non-GAAP (Adjusted) Financial Measures page of this presentation for definition of Adjusted net sales and Adjusted EBITDA. 2. 2015 Product and Service Mix based on Adjusted net sales.

CLICK TO EDIT TITLE LEGACY BMC & SBS COMPANY HISTORY 7 1987 1991 1999 1987: BMC West formed through acquiring of 20 building materials centers from Boise Cascade Corporation 1991: BMC West became a public company 2008 – 2010: BMC restructured business during housing crisis consolidating operations and normalizing footprint 2010: Peter Alexander became CEO of BMC 2010: SBS completes successful acquisition of Bison Building Materials 2011: SBS introduces e- Business logistics platform 2011: Ready-Frame® successfully launched to positive reception 2006: EBITDA margin: BMC 7.5% / SBS 7.5% 1990 – 1999: BMC acquires Diamond Building Centers, Economy Lumber Company, Stripling-Blake Lumber Co, Lone Star Plywood & Door Co and Intermountain Lumber Company 1999 – 2007: BMC West and SelectBuild pursued an aggressive growth strategy acquiring numerous construction services businesses 2012: BMC became HCN Pro Dealer of the Year 2014: BMC Corporate Headquarters relocated to Atlanta, GA 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2015: BMC and SBS merger completed in December 2013: SBS successfully executes IPO 2009: SBS acquired by The Gores Group from Wolseley

CLICK TO EDIT TITLE - 1,000 2,000 3,000 4,000 A MARKET LEADER IN HIGHLY FRAGMENTED INDUSTRY 8 Lumber Yards & Building Materials Dealers 33% Home Centers 58% Hardware Stores 9% ($ millions) BMC Top 10 Pro Sales 2015 (2) Building Materials Sales by Distribution Channel (1)  Approximately $290 billion of U.S. retail building materials sales in 2015  Lumber and Building Materials (“LBM”) dealers primarily serve professional contractors, homebuilders and tradespersons  The median revenue for top 100 pro dealers is $114 million  BMC is a leading ‘Direct-to-Jobsite’ distributor and solutions provider in the highly fragmented U.S. LBM industry 6,0002 1. Source: U.S. Census Bureau 2012 NAICS Survey and 2015 NAICS Annual Retail Trade Report. 2. Source: 2016 ProSales 100 rankings of pro dealers with manufacturing capabilities; chart not to scale.

CLICK TO EDIT TITLE A MARKET LEADER IN HIGHLY FRAGMENTED INDUSTRY 9 Mid & South Atlantic 27% West South Central 35% Mountain 21% Pacific 17% Additional Highlights Sales by U.S. Census Division (1) Company Footprint FL NM TX MT CO UT ID NV WA CA PA VA AR GA 90 Distribution locations in 17 states 34 Truss and structures operations 47 Millwork operations 63% of 2015 single-family building permits 1. Sales by U.S. Census Division based on 2015 Adjusted net sales and pre-acquisition net sales of VNS Corporation (“VNS”) and Robert Bowden, Inc. (“RBI”).  Presence in 42 metropolitan areas  Strong capabilities with significant expansion opportunities  Complementary design centers and showrooms  Unique eBusiness platform to support physical assets  Industry leading professional talent

CLICK TO EDIT TITLE Average Cost Share of Cost Building Permit Fees $3,601 1.2% Impact Fee $1,742 0.6% Water & Sewer Fees Inspections $4,191 1.4% Architecture, Engineering $4,583 1.6% Excavation, Foundation & Backfill $32,576 11.3% Framing & Trusses $48,524 16.8% Sheathings $1,238 0.5% Siding $20,717 7.2% Roofing $10,069 3.5% Windows & Doors $12,127 4.2% Plumbing $12,302 4.3% Electrical $12,181 4.2% HVAC $12,623 4.4% Insulation $6,467 2.2% Drywall $11,744 4.1% Interior Trim, Doors & Hardware $12,409 4.3% Painting $9,002 3.1% Lighting $3,517 1.2% Cabinets & Countertops $16,056 5.5% Appliances $4,463 1.5% Flooring $13,367 4.6% Plumbing Fixtures $4,465 1.5% Outdoor Structures (deck, patio) $4,349 1.5% Landscaping $6,156 2.1% Driveway $6,240 2.1% Other $14,706 5.1% Total $289,415 100.0% Source: 2015 NAHB Cost of Construction Survey. EXTENSIVE PRODUCT AND SERVICE OFFERING PRODUCT PORTFOLIO REPRESENTS >50% OF COST FOR A TYPICAL NEW HOME 10

CLICK TO EDIT TITLE VALUE-ADDED SERVICES SUPPORT JOB SITE EXCELLENCE ONE-STEP VALUE CHAIN – SHOWROOM TO JOB-SITE…CONTRACTOR TO CLIENT 11  Providing differentiated solutions and proprietary services that support our unique value proposition  Driving enhanced productivity and customer satisfaction  One-step distributor for premier building products manufacturers; critical link in building supply chain for customers  Keen understanding of unique construction codes, regional product preferences and local distribution infrastructure Design and showroom services Project planning eBusiness platform Custom millwork, doors, windows Ready-Frame © and trusses Job-site distribution services Installation management Unique Service Platform

CLICK TO EDIT TITLE  Diverse base of customers ranging from well- known national builders to small regional and local players  No single customer greater than 5% of total Adjusted net sales (1)  Enhanced capabilities to serve attractive professional repair and remodeling contractor segment Select Customers Multi-Family & Commercial Contractors 11% Repair & Remodel Contractors 12% Single-Family Homebuilders 77% National Homebuilders Regional Homebuilders Multi-family (millwork) 2015 Customer Mix (2) 1. See Non-GAAP (Adjusted) Financial Measures page of this presentation for definition of Adjusted net sales. 2. 2015 customer mix based on Adjusted net sales. HIGHLY DIVERSIFED AND GROWING CUSTOMER BASE 12

CLICK TO EDIT TITLE BMC Provides Strategic Go-to-Market Options for Suppliers  Diverse base of leading building products manufacturers  One-step value-added distributor providing direct access to thousands of customers DIVERSITY OF SUPPLIER BASE STRATEGIC AGREEMENTS IN PLACE WITH LEADING BUILDING PRODUCT SUPPLIERS 13

CLICK TO EDIT TITLE  Combined executive leadership team and operating structure in place  $10 million annual savings from executive and other redundant positions; implementation of casualty insurance and employee benefit programs  Limited branch overlap reduces risk of customer disruption / revenue loss  Incremental opportunities from best practices:  Millwork and components manufacturing  Ready-Frame  Logistics, design and eCommerce capabilities  Working capital optimization  $20 to $25 million of integration costs expected over 2016 / 2017, primarily related to associate severance, retention and system integration costs Synergy Category Description of Benefit Q4 2017 Annual Run-Rate Targets (1) Sales, General & Administrative and Other Costs  Rationalization of corporate and branch support costs  Common casualty insurance and employee benefit programs  Fleet and indirect spend programs  Select consolidation of branches in overlapping markets $18 to $22m Sourcing and Supply Chain (Cost of Goods Sold)  Alignment of suppliers to optimize purchase quantities  Extend ‘one-step’ supplier sourcing relationships across combined company  Improve supplier rebates and discounts by leveraging combined larger purchase volume $22 to $28m Total $40 to $50m Targeted Run-Rate Cost Savings (1) Moving Quickly to Capture Value Q2 16 Q4 17 $17m $40 to $50m 1. Estimated run-rate cost savings represents annualized savings at the end of each period presented. TIGHLY MANAGED INTEGRATION PLAN TO EXTRACT SYNERGIES AND LEVERAGE UNIQUE CAPABILITIES 14

© 2016 BMC. All Rights Reserved. FOCUSED GROWTH STRATEGY 2

CLICK TO EDIT TITLE Favorable Foundational Industry Trends Expand Value-Added Products & Services Expand Wallet Share in Core Markets Pursue Strategic Profitable Expansions Merger Benefits  National scale  Service capabilities meeting industry demands  Attractive geographies  Proven leadership & deep talent pool  Solid financial position  Significant synergies Creating a Best-in-Class Building Solutions Platform LEVERAGING STRONG FOUNDATION AND CORE CAPABILITIES TO ACCELERATE PROFITABLE GROWTH 16

CLICK TO EDIT TITLE 0 400 800 1,200 1,600 2,000 1959 1966 1973 1980 1987 1994 2001 2008 2015 U.S. Single-Family Starts Significant Room to Recover from Today’s Levels (ths) U.S. S-F Starts Remain Well Below 50 Year Average (1) Poised to Benefit from the Housing Recovery Adjusted Net Sales per U.S. S-F Housing Start (2) Macro conditions support housing market growth  Population & employment growth  Consumer & builder confidence  Credit availability  Affordability  Government policy 50 year average $3,447 $3,419 $3,700 $3,864 $3,920 2011 2012 2013 2014 2015 1. Source: United States Census Bureau. 2. See Non-GAAP (Adjusted) Financial Measures page of this presentation for definition of Adjusted net sales; 2011 to 2014 Adjusted net sales per U.S. S-F Housing Starts calculated on a constant-dollar basis using 2015 annual average commodity prices. BENEFITTING FROM FAVORABLE INDUSTRY TRENDS 17

CLICK TO EDIT TITLE Other Bldg. Products & Services 26% Lumber & Sheet Goods 35% Millwork, Doors & Windows 25% Structural Components 14% Other Bldg. Products & Services 26% Lumber & Sheet Goods 31% Millwork, Doors & Windows 28% Structural Components 15%  Includes engineered wood products, trusses and wall panels  Custom designed and built to reduce job- site labor, waste and cycle times  Investing in equipment and automation to improve manufacturing productivity  Capacity expansion in Atlanta, Austin, Raleigh and Salt Lake City to capture greater share of growing demand  Proprietary job-site framing solution for constructing roof and floor trusses  Designed to reduce builder cycle time, labor requirement and material waste  2015 sales growth of nearly 18% to over $70 million  Currently deployed in 16 markets; planned rollout to Legacy SBS markets during 2016  Includes millwork, interior doors, cabinets and flooring  Developing web-based catalogs and configuration tools to showcase offerings  Acquired custom millwork manufacturer in Atlanta with potential to leverage unique capabilities across multiple markets  Investing in capacity, showrooms and sales Ready-Frame® (1) Structural Components Windows, Doors & Millwork Product & Service Mix Evolution 2015 Growth by Product Category 1. Ready-Frame® sales are included in the Lumber & Sheet Goods product category. Relative GM % Gro w th Rat e Low Mid High -4% 0% 4% 8% 12% 16% Structural Components Millwork, Doors & Windows Lumber & Sheet Goods Other Bldg. Products & Services 2013 2015 EXPANSION OF PRODUCT & SERVICE OFFERING DRIVING SHARE GAINS AND IMPROVED MIX 18

CLICK TO EDIT TITLE READY-FRAME® MEETING INDUSTRY NEEDS; FIRST-MOVER POSITION FOR FUTURE OF FRAMING 19  Proprietary job-site framing solution for constructing roof and floor trusses  Designed to reduce builder cycle time, labor requirement and material waste  Applicable to single-family, custom, multi-family, and commercial construction  Enables customers to frame 20-30% more houses in same time period as stick framing  Whole house, precision pre-cut package  One price per package  Smart bundled (top piece off delivery is first used for framing)  No cutting lumber, no last minute orders, no errors and no punch lists  Take off guaranteed to the 1/16”  Green solution with minimal to no on-site waste and disposal costs  2015 sales grew nearly 18% to over $70 million  55% of Seattle market LBM business after 3 years  Opportunity to transition commodity lumber sales to value- added solutions and grow share Less Risk. Less Labor. Less Cost. READY-FRAME video: https://www.youtube.com/watch?v=REv665u2QRI

CLICK TO EDIT TITLE READY-FRAME® PROVEN TRACK RECORD OF SHARE GAINS; POISED TO DRIVE FUTURE GROWTH 20 Opportunity Historical Sales Trend  Proven ability to reduce builder cycle time, labor requirement and material waste  No other market participant provides a comparable solution  Provides a truly differentiated offering that creates “sticky” customer relationships  Building on success of offering in legacy markets, rolling out Ready-Frame® in 9 new markets during 2016 Existing Ready-Frame® location Planned expansion of Ready-Frame® $12 $17 $29 $60 $70 $0 $10 $20 $30 $40 $50 $60 $70 $80 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 ($m) CO UT NV WA CA Washington, DC MT ID NM TX GA NC PA

CLICK TO EDIT TITLE BMC’S LEAN EBUSINESS EVOLUTION BUILDING A TECHNOLOGY PLATFORM TO ENABLE AND LEVERAGE PROFITABLE GROWTH 21 Building Growth Platform in Systemic and Accretive Manner  1990’s - ERP IMPLEMENTED provides foundation for growth and build-out of proprietary eBusiness tools  2014 - INSTALLATION SERVICES improving customer service, control and profitability of our installation services business  2015 - DESIGN SERVICES scalable structures design capabilities  2015 - eCOMMERCE (1) omni- channel customer experience to leverage existing assets LEAN eBusiness Platform Driving Improved Operating Performance  2011 - LOGISTIC SOLUTIONS driving a low cost distribution network and superior customer service performance  eCFO Local business management and GM Performance suite 2010 2015 [VALUE] 5.1% 2010 2015 Shipping & Handling Costs (% Net Sales) (2) On-Time In-Full Delivery Rates (2) <75% >92% 1. Transactional capabilities available in 13 markets; rollout expected to continue during 2016 and 2017. 2. Legacy SBS data only.

CLICK TO EDIT TITLE 24X7 TRANSACTIONAL FRONT-END TO ERP ENHANCES CUSTOMER EXPERIENCE / PRODUCTIVITY 22 Easy, Fast, Convenient  Intuitive interface  Accessible 24x7  Mobile based platform  Full breadth of products  Customer specific pricing  Product availability and lead times Professional Resources  Robust building science content: articles, videos, project management tools  “How-to” articles  Product search with photos, specs, comparison tools  Idea gallery with room scenes  Interactive design tools Work More Efficiently  Order Management Tools: place orders, check order status, create reorder lists  Account management Tools: Pay invoices, assign users and admin permissions, view history  Configure custom millwork  Manage business digitally Introducing a Brand New Tool for our Customer’s Belt

CLICK TO EDIT TITLE POSITIONED TO UTILIZE M&A TO DRIVE FUTURE GROWTH FRAGMENTED MARKET COMBINED WITH PROVEN AND DISCIPLINED M&A PROCESS Fragmentation Presents Significant Consolidation Opportunities 5.3x (2) 2.4x (2)  Disciplined targeting, negotiating and execution capability has yielded highly successful acquisition track record  Expanded into new markets  Enhanced existing network density  Augmented product offering  Efficiently and effectively extracted synergies  Leverage profile provides financial flexibility to pursue accretive M&A Builders FirstSource 6% [CATEGORY NAME] [VALUE] 84 Lumber 3% US LBM 3% Carter Lumber 1% Others 84% $6,067 $2,890 $2,504 $2,401 $1,109 $417 ($m) M&A Opportunity LBM Dealer Market Fragmentation (1) LBM Dealers 2015 Total Net Sales (1) Average of Top 100 LBM Dealers Public LBM Dealers Leverage (2) Profile 1. Source: 2015 ProSales 100 rankings of pro dealers with manufacturing capabilities. 2. Leverage is the ratio of Adjusted net debt at June 30, 2016 to Adjusted EBITDA for the twelve months ended June 30, 2016. BMC’s calculation of Adjusted net debt and Adjusted EBITDA are not necessarily comparable to similarly titled measures reported by other companies. 23

CLICK TO EDIT TITLE ENTERING NEW MARKETS EFFICIENTLY PROVEN ACQUISITION CAPABILITY 24  Serves central and coastal Georgia and the north coast of Florida  7 lumberyards, 1 truss plant, and 1 millwork manufacturing plant  Customer mix primarily single-family custom homebuilders and professional remodeling contractor  Net sales of $134.2 million for its fiscal year ended March 31, 2015  Serves the greater Atlanta metropolitan area  Manufacturer and distributor of custom millwork products  Serves various size customers including production and custom builders and professional remodeling contractors  Net sales of $77.9 million for its fiscal year ended December 31, 2014  Adjacency of existing and acquired locations adds to local scale and creates opportunity to leverage capabilities and fixed costs  Rigorous integration process to capture value, with over 70 bolt-on acquisitions completed  Industry remains extremely fragmented, allowing for robust pipeline of opportunities Acquired location Existing location VNS Corporation (VNS), May 2015 Robert Bowden, Inc. (RBI), September 2015 1. Net sales includes pre-acquisition results.

© 2016 BMC. All Rights Reserved. FINANCIAL OVERVIEW 3

CLICK TO EDIT TITLE $93 $114 $130 $170 2013 2014 2015 LTM Q2 16 $2,407 $2,607 $2,801 $3,028 2013 2014 2015 LTM Q2 16 $531 $603 $670 $723 2013 2014 2015 LTM Q2 16 CAGR: 12.1% PROVEN TRACK RECORD OF GROWTH 26  Adjusted net sales(1) CAGR(2) of 12.1% from 2013 to Q2 2016 compared to single-family starts CAGR of 8.7%  Adjusted gross margin(1) improvement of 180 basis points since 2013  Adjusted EBITDA(1) CAGR of 27.6% from 2013 to Q2 2016 driven by operating leverage and strategic growth initiatives  Incremental Adjusted EBITDA(1) as percent of Adjusted net sales(1) growth (“pull-through”) of 12.5% from 2013 to Q2 2016 while continuing to invest further in growth strategy Adjusted net sales (1) ($m) Adjusted gross profit (1) ($m) Adjusted EBITDA (1) ($m) 1. See Non-GAAP (Adjusted) Financial Measures page of this presentation for definition of Adjusted net sales, Adjusted gross profit and Adjusted EBITDA. 2. Adjusted net sales CAGR calculated on a constant-dollar basis using 2015 annual average commodity prices. Performance Highlights CAGR: 13.1% CAGR: 27.6%

CLICK TO EDIT TITLE Q2 2016 / FULL YEAR 2015 ADJUSTED NET SALES BRIDGE 27 Adjusted net sales (1) ($m)  Q2 2016 Net sales(1) up 12.8% compared to Q2 2015 Adjusted net sales  Organic sales volume growth of 6.8%  VNS and RBI acquisitions contributed growth of 5.4%  Commodity inflation increased growth rate by 0.6% 1. See Non-GAAP (Adjusted) Financial Measures page of this presentation for definition of Adjusted net sales.  Full year 2015 Adjusted net sales(1) up 7.4%  Organic volume growth of 7.3% despite labor- constrained construction markets  VNS and RBI acquisitions contributed growth of 5.0%  Commodity deflation reduced growth rate by 4.9% $797.5 $707.4 $4.2 $47.5 $38.5 Q2 2015 Volume Acquisitions Inflation Q2 2016 $2,607.2 $189.8 $130.8 ($127.2) $2,800.6 FY 2014 Volume Acquisitions Deflation FY 2015

CLICK TO EDIT TITLE Q2 2016 FINANCIA RESULTS 28 Q2 2016 Financial Performance Q2 2016 Commentary  Total Q2 2016 net sales growth of 12.8%, compared to Q2 2015 Adjusted net sales(1)  Organic volume growth of 6.8%  Lumber and sheet good price inflation impacted sales by 0.6%, first inflation since Q4 2013  Q2 2016 Ready-Frame® sales growth of ~32% to $24.4m, compared to Q2 2015  Primarily driven by increased penetration in the company’s existing Ready-Frame® market footprint  Adjusted EBITDA(1) margin improvement of 220 basis points to 7.2% compared to Q2 2015  Capex, including capital leases, of $14m primarily to fund purchases of vehicles and equipment to support increased sales volume  Q2 2016 operating cash flow increased $17.2m, to $25.8m, compared to Q2 2015  $23 million of annual run-rate synergies implemented; approximately two-thirds relate to SG&A cost reductions and one-third relate to sourcing (cost of sales) 1. See Non-GAAP (Adjusted) Financial Measures page of this presentation for definition of Adjusted net sales, Adjusted gross profit, Adjusted EBITDA and Adjusted net income (loss). ($ in millions except per share amounts) (Unaudited) Q2 15 Q2 16 % Chg Structural Components $106.9 $123.2 15.3% Lumber & Lumber Sheet Goods 224.7 238.5 6.1% Millwork, Doors & Windows 195.8 229.1 17.0% Other Bldg Products & Services 180.0 206.8 14.9% Total Adjusted Net Sales (1) $707.4 $797.5 12.8% Less: Cost of Sales $537.2 $605.8 12.8% Adjusted Gross Profit (1) $170.2 $191.7 12.6% % margin 24.1% 24.0% Less: SG&A Expenses $128.5 $139.9 8.9% % of Sales 18.2% 17.5% Adjusted EBITDA (1) $35.1 $57.5 63.8% % margin 5.0% 7.2% Adjusted Net Income / (Loss) (1) $12.2 $21.6 Adjusted EPS $0.19 $0.32

CLICK TO EDIT TITLE STRONG BALANCE SHEET TO SUPPORT GROWTH FLEXIBILITY FOR CONTINUED INVESTMENTS AND DISCIPLINED, ACCRETIVE M&A 29 1. See Non-GAAP (Adjusted) Financial Measures page of this presentation for definition of Adjusted net debt. 2. See Non-GAAP (Adjusted) Financial Measures page of this presentation for definition of Adjusted EBITDA; includes pre-acquisition results for VNS and RBI.  Improving Adjusted EBITDA trends  Working capital usage ~12% of sales with improvement opportunity through Merger  Full Year 2016 CAPEX expected to be $60 to $70 million  2016 depreciation expense expected to be $45 to $50 million  2016 amortization expense expected to be $20 to $22 million  Annual run-rate cash interest expense currently $32 to $34 million  Targeting $40 - $50 million of cost synergies Attractive Cash Flow Dynamics 6/30/2016 Adjusted Net debt (1) $402 million Adjusted net debt (1) / LTM 6/30/2016 Adjusted EBITDA (2) 2.4x  $450 million revolving ABL facility with extended maturity; $129.0 million drawn at 6/30/16  Existing $250 million 9.0% Senior Secured Notes maturing 2018  Longer-term leverage target of 2.0x to 3.0x with flexibility to make strategic investments Balance Sheet Positioned to Invest

CLICK TO EDIT TITLE BMC INVESTMENT HIGHLIGHTS A MARKET LEADER FOR GROWTH 30 Market leader with national scale and local expertise Strategic footprint in highly attractive long-term growth markets Extensive value-added product and service capabilities support share gains Low cost, high service integrated supply chain and diverse customer base Strong balance sheet that supports growth Highly fragmented industry poised for continued recovery Significant synergies to be realized from Legacy BMC and SBS combination

© 2016 BMC. All Rights Reserved. APPENDIX

BMC STOCK HOLDINGS REPORTED (GAAP) INCOME STATEMENT

($ths)	FY 2013	FY 2014	Q1 15	Q2 15	Q3 15	Q4 15	FY 2015	Q1 16	Q2 16	LTM Q2 16
Net sales	1,210,156	1,311,498	292,826	357,287	416,471	510,162	1,576,746	727,418	797,547	2,451,598
Cost of sales	953,609	1,016,424	226,129	273,469	319,370	396,368	1,215,336	560,801	605,892	1,882,431
Gross profit	256,547	295,074	66,697	83,818	97,101	113,794	361,410	166,617	191,655	569,167
SG&A	200,588	229,316	62,861	67,503	76,436	100,043	306,843	141,781	139,897	458,157
Depreciation expense	9,168	11,492	3,444	3,262	3,549	5,445	15,700	8,792	9,290	27,076
Amortization expense	1,310	-	-	264	735	2,627	3,626	5,245	5,288	13,895
Impairment of assets	73	134	-	-	82	(82)	-	11,883	-	11,883
Merger and integration costs	-	-	-	3,042	998	18,953	22,993	2,836	3,597	26,384
(Loss) income from operations	45,408	54,132	392	9,747	15,301	(13,192)	12,248	(3,920)	33,583	31,772
Interest expense	(18,786)	(27,090)	(6,730)	(6,730)	(7,038)	(7,054)	(27,552)	(8,231)	(8,121)	(30,444)
Other income (expense), net	1,306	1,413	669	347	(48)	(184)	784	1,455	1,411	2,634
(Loss) income before income taxes	27,928	28,455	(5,669)	3,364	8,215	(20,430)	(14,520)	(10,696)	26,873	3,962
Income tax (benefit) expense	6,273	(65,577)	(2,108)	1,239	4,168	(12,988)	(9,689)	(3,940)	8,891	(3,869)
Net (loss) income	**21,655**	**94,032**	**(3,561)**	**2,125**	**4,047**	**(7,442)**	**(4,831)**	**(6,756)**	**17,982**	**7,831**

32

BMC STOCK HOLDINGS RECONCILIATION OF NON-GAAP ITEMS
ADJUSTED NET SALES, ADJUSTED GROSS PROFIT

($ths)	FY 2013	FY 2014	Q1 15	Q2 15	Q3 15	Q4 15	FY 2015	Q1 16	Q2 16	LTM Q2 16
Net sales	1,210,156	1,311,498	292,826	357,287	416,471	510,162	1,576,746	727,418	797,547	2,451,598
Pre-merger SBS net sales	1,197,037	1,295,716	297,620	350,065	358,540	217,650	1,223,875	-	-	576,190
Adjusted net sales	**2,407,193**	**2,607,214**	**590,446**	**707,352**	**775,011**	**727,812**	**2,800,621**	**727,418**	**797,547**	**3,027,788**
Structural components	347,689	380,065	86,010	106,859	119,917	107,514	420,300	110,381	123,234	461,046
Lumber & sheet goods	848,202	875,725	192,297	224,702	238,581	208,899	864,479	209,302	238,463	895,245
Millwork, doors & windows	597,805	689,532	168,300	195,797	212,685	216,958	793,740	217,899	229,099	876,641
Other building prods & svcs	613,497	661,892	143,839	179,994	203,828	194,441	722,102	189,836	206,751	794,856
Adjusted net sales by product category	**2,407,193**	**2,607,214**	**590,446**	**707,352**	**775,011**	**727,812**	**2,800,621**	**727,418**	**797,547**	**3,027,788**
Gross profit	256,547	295,074	66,697	83,818	97,101	113,794	361,410	166,617	191,655	569,167
Pre-merger SBS gross profit	274,403	307,654	71,321	86,411	89,139	51,522	298,393	-	-	140,661
Inventory step-up charges	-	-	-	-	-	10,285	10,285	2,884	-	13,169
Adjusted gross profit	**530,950**	**602,728**	**138,018**	**170,229**	**186,240**	**175,601**	**670,088**	**169,501**	**191,655**	**722,997**
Adjusted gross margin %	**22.1%**	**23.1%**	**23.4%**	**24.1%**	**24.0%**	**24.1%**	**23.9%**	**23.3%**	**24.0%**	**23.9%**

33
See Non-GAAP (Adjusted) Financial Measures page of this presentation for definition of Adjusted net sales, Adjusted gross profit and Adjusted EBITDA.

BMC STOCK HOLDINGS RECONCILIATION OF NON-GAAP ITEMS
ADJUSTED EBITDA

($ths)	FY 2013	FY 2014	Q1 15	Q2 15	Q3 15	Q4 15	FY 2015	Q1 16	Q2 16	LTM Q2 16
Net income (loss)	**21,655**	**94,032**	**(3,561)**	**2,125**	**4,047**	**(7,442)**	**(4,831)**	**(6,756)**	**17,982**	**7,831**
Pre-merger SBS income (loss) from continuing operations	(5,036)	10,087	1,851	2,531	6,024	(3,564)	6,842	-	-	2,460
Interest expense	22,579	29,774	7,441	7,407	7,783	7,558	30,189	8,231	8,121	31,693
Income tax expense (benefit)	9,147	(59,237)	(5,699)	3,676	7,188	(15,139)	(9,974)	(3,940)	8,891	(3,000)
Depreciation and amortization	25,827	28,799	8,344	8,678	9,643	12,586	39,251	16,682	17,139	56,050
Merger and integration costs	-	-	207	6,304	2,181	29,306	37,998	2,836	3,597	37,920
Restructuring expense	141	73	192	205	(14)	-	383	-	-	(14)
Inventory step-up charges	-	-	-	-	-	10,285	10,285	2,884	-	13,169
Non-cash stock compensation expense	3,474	6,079	1,518	1,529	1,524	881	5,452	1,889	1,804	6,098
Headquarters relocation	-	2,054	1,377	1,075	359	1,054	3,865	-	-	1,413
Insurance deductible reserve adj. and fire casualty loss	1,772	669	378	(13)	694	1,967	3,026	-	-	2,661
Loss on portfolio transfer	-	-	2,826	-	-	-	2,826	-	-	0
Acquisition costs and other items	12,995	1,828	711	1,601	1,578	326	4,216	-	-	1,904
Impairment of assets	-	-	-	-	-	-	-	11,883	-	11,883
Adjusted EBITDA	**92,554**	**114,158**	**15,585**	**35,118**	**41,007**	**37,818**	**129,528**	**33,709**	**57,534**	**170,068**
Adjusted EBITDA margin	**3.8%**	**4.4%**	**2.6%**	**5.0%**	**5.3%**	**5.2%**	**4.6%**	**4.6%**	**7.2%**	**5.6%**

34 See Non-GAAP (Adjusted) Financial Measures page of this presentation for definition of Adjusted EBITDA.

BMC STOCK HOLDINGS RECONCILIATION OF NON-GAAP ITEMS ADJUSTED NET INCOME, ADJUSTED EARNINGS PER SHARE AND ADJUSTED NET DEBT (in $ths, except per share amounts) Q2 2015 Q2 2016 Net income (loss) 2,125 17,982 Pre-merger SBS income from continuing operations 2,531 - Merger and integration costs 6,304 3,597 Non-cash stock compensation expense 1,529 1,804 Headquarters relocation 1,075 - Insurance deductible reserve adjustment (13) - Other items 1,806 - Tax effect of adjustments to net income (3,186) (1,813) Adjusted net (loss) income 12,171 21,570 Diluted weighted avg. shares used to calculate Adjusted net (loss) income per diluted share 65,636 66,417 Adjusted net (loss) income per diluted share $0.19 $0.32 December 31, 2015 June 30, 2016 Long-term debt 400,216 376,631 Interest payable 6,882 6,915 Current portion of long-term debt and capital lease obligations 10,129 9,076 Long-term portion of capital lease obligation 16,495 15,374 Less: Cash and cash equivalents (1,089) (6,004) Adjusted net debt 432,633 401,992 See Non-GAAP (Adjusted) Financial Measures page of this presentation for definition of Adjusted EBITDA. 35

SUMMARY OF PRE-MERGER SBS INCOME STATEMENT ($ths) FY 2013 FY 2014 Q1 2015 Q2 2015 Q3 2015 Oct / Nov YTD Nov 2015 Net sales 1,197,037 1,295,716 297,620 350,065 358,540 217,650 1,223,875 Cost of sales 922,634 988,062 226,299 263,654 269,401 166,128 925,482 Gross profit 274,403 307,654 71,321 86,411 89,139 51,522 298,393 SG&A 254,935 279,717 69,925 74,655 75,286 44,456 264,322 Depreciation expense 5,890 6,731 2,075 2,243 2,493 1,684 8,495 Amortization expense 2,236 2,253 563 597 596 398 2,154 Impairment of assets held for sale 432 48 - - - - - Merger and integration costs - - 207 3,262 1,183 10,353 15,005 Public offering transaction-related costs 10,008 508 - - - - - Restructuring expense 141 73 192 205 (14) - 383 (Loss) income from continuing operations 761 18,324 (1,641) 5,449 9,595 (5,369) 8,034 Interest expense (3,793) (2,684) (711) (677) (745) (504) (2,637) Other income, net 870 787 612 196 194 158 1,160 (Loss) income before income taxes (2,162) 16,427 (1,740) 4,968 9,044 (5,715) 6,557 Income tax (benefit) expense 2,874 6,340 (3,591) 2,437 3,020 (2,151) (285) (Loss) income from discontinued operations 401 332 8 39 7 - 54 Net (loss) income (4,635) 10,419 1,859 2,570 6,031 (3,564) 6,896 36